                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Duane J. Roth and Theodore D. Roth, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 or such other form as counsel to Alliance Pharmaceutical Corp. (the "Corporation") may recommend in connection with the registration of common stock of the Corporation to be issued and sold pursuant to a public offering authorized by the Board of Directors at a meeting held February 22, 1996, and any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact, agent, or their substitutes may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have each caused this power of attorney to be executed as of the date set forth beside their name.

           /s/ CARROLL O. JOHNSON
-------------------------------------------   Director                        March 4, 1996
             Carroll O. Johnson

           /s/ STEPHEN M. MCGRATH
-------------------------------------------   Director                        March 4, 1996
             Stephen M. McGrath

         /s/ HELEN M. RANNEY, M.D.
-------------------------------------------   Director                        March 4, 1996
           Helen M. Ranney, M.D.

           /s/ DONALD E. O'NEILL
-------------------------------------------   Director                        March 4, 1996
             Donald E. O'Neill

           /s/ JEAN RIESS, PH.D.
-------------------------------------------   Director                        March 4, 1996
             Jean Riess, Ph.D.

          /s/ THOMAS F. ZUCK, M.D.
-------------------------------------------   Director                        March 4, 1996
            Thomas F. Zuck, M.D.